Subsequent Events	6 Months Ended
Jun. 30, 2011
Subsequent Events

Pursuant to a Special Meeting of Shareholders of the Company held on July 29, 2011, the following resolutions were passed:

a)     to amend the Articles of Incorporation to authorize the issuance of 1,000,000 shares of preferred stock, par value $.001, issuable in series with rights, preferences and limitations to be determined by the Board of Directors from time to time;

b)     approval of the Company’s 2011 Equity Incentive Plan (“The 2011 Plan"). A total of 4,500,000 common shares are reserved under The 2011 Plan. The 2011 Plan authorizes the Board of Directors to grant options, restricted stock awards, performance stock awards and stock appreciation rights.